UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report October 23, 2007
(Date of Earliest Event Reported October 22, 2007)
ECOLOGY COATINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (248) 723-2223
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 22, 2007, Ecology Coatings, Inc. (the “Company”) and David W. Morgan, its Vice President, Chief Financial Officer and Treasurer, entered into a First Amendment to Employment Agreement, which amended the Employment Agreement dated May 23, 2007, between the Company and Mr. Morgan (the “Amendment”). The Amendment increases Mr. Morgan’s annual base salary to $210,000.00. No other modifications were made to Mr. Morgan’s Employment Agreement.
A copy of the Amendment is attached hereto as Exhibit 10.1, and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit
Number	Description
10.1	First Amendment to the Employment Agreement of David W. Morgan

SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, Ecology Coatings, Inc., has duly caused this report to be signed on its behalf by the undersigned hereto
Date: October 22, 2007

ECOLOGY COATINGS, INC., A Nevada corporation
/s/ Adam S. Tracy, Esq.
By: Adam S. Tracy
Title:	Vice President, General Counsel & Secretary